                                                                  EXHIBIT 10.11A



                LEAD GENERATION/CORPORATE RELATIONS AGREEMENT

THIS AGREEMENT is made this 25th day of August, 1997, between CORPORATE RELATIONS GROUP, INC., a Florida corporation (hereinafter "CRG"), and CHICKEN KITCHEN CORPORATION, (hereinafter the "Client").

                                   RECITALS

1. The Client wishes to retain CRG to provide corporate relations services to the Client.
2. CRG is willing to provide such corporate relations services as are more fully described herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1. Furnishing of Information by Client. The Client shall furnish to CRG information about the Client such as copies of disclosure and filing materials, financial statements, business plans, promotional information and background of the Client's officers and directors ("Information Package"). The Client shall update the Information Package on a continuous basis. The Client understands that the sole purpose for providing CRG with the Information Package is for utilization in a Lead Generation/Corporate Relations program. CRG is not obligated to assess the financial viability of the Client. CRG may rely on, and assume the accuracy of the Information Package.

2. Representations and Warranties of Client. The Client represents that all information included in the Information Package furnished to CRG shall disclose all material facts and shall not omit any facts necessary to make statements made on behalf of the Client not misleading.

3. Covenants of the Client. The Client covenants and warrants that any information submitted for dissemination will be truthful, accurate, in compliance with all copyright and all other applicable laws and regulations and will not be submitted in connection with any improper or illegal act or deed.

4. For a period of twelve (12) months, pursuant to the terms hereof, CRG's services shall specifically include making oral representations on behalf of the Client pursuant to the following procedures:

     (a) Preparation of Proofs. CRG shall prepare proofs and/or tapes of the agreed upon materials and information, as set for dissemination, for the Client's review and approval.

     (b) Correction and Changes of Proofs and/or Tapes. CRG shall make all corrections and changes that the Client may request.

     (c) Sign Offs. A duly authorized representative of the Client shall sign all approvals, corrections and change of proofs by the Client. The Client hereby designates the individual(s) listed in Exhibit "C" hereof as authorized representatives for purposes of this paragraph 4(a), (b) and (c); and CRG may rely upon this designation.

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                                                                     Initials

5.       Compensation. Refer to Exhibit "B".

6. It is understood and agreed by the Parties that the above compensation in U.S. currency, or free trading shares of the Company, should be paid timely upon execution of this Agreement. CRG will retain the option, but is not compelled to begin its performance under this Agreement prior to the payment of such compensation in U.S. currency or free trading shares.

7. Assumption of Liability and Indemnification. The Client assumes and claims all responsibility and liability for the content of all information disseminated on behalf of the Client which have been approved by Client. The Client shall indemnify and hold CRG, its subsidiaries and parent Company harmless from and against all demands, claims or liability arising for any reason due to the content of information disseminated on behalf of the Client. This indemnity shall include any costs incurred by CRG including, but not limited to, legal fees and expenses incurred both in administrative proceedings, at trial and appellate levels, in settlement of claims and payment of any judgment against CRG.

8. Termination for Fraud or Criminal Acts. The client further agrees that CRG may terminate this Contract without recourse to the Client if the Company is found to be in violation of rules promulgated by any United States regulatory agency or of any state regulatory agency. Illegal activity per se shall include but not be limited to the release by the Company of false press release or the payment of any securities or money to brokers. In the event of such action by the Company, CRG will be entitled to retain any and all monies prior paid.

9. Assignment and Delegation. Neither party may assign any rights or delegate any duties hereunder without the other party's express prior written consent.

10. Entire Agreement. This writing contains the entire agreement of the parties. No representations were made or relied upon by either party, other than those expressly set forth. Furthermore, the Client understands that CRG makes no guarantees, assurances or representations in regard to the results of its corporate relations program. No agent, employee or other representative of either party is empowered to alter any of the above terms, unless done in writing and signed by an executive officer of the respective parties.

11. Controlling Law and Venue. This Agreement's validity, interpretation and performance shall be controlled by and construed under the laws of the State of Florida. The proper venue and jurisdiction shall be the Circuit Court in Orange County, Florida.

12. Prevailing Party. In the event of the institution of any legal proceedings or litigation, at the trial level or appellate level, with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party all costs, reasonable attorney's fees and expenses.

13. Failure to Object not a Waiver. The failure of either party to this Agreement to object to, or to take affirmative action, with respect to any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation or breach, or of any future violation, breach or wrongful conduct.

                                                                      ____,_____
                                                                       Initials

14. Notices. All notices or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the representative or Company as follows:

     Company:  CORPORATE RELATIONS GROUP, INC.
               1947 Lee Road
               Winter Park, FL 32789
               Attention: Joseph H. Landis, President

     CLIENT:   CHICKEN KITCHEN CORPORATION
               5415 Collins Ave., Apt. 305
               Miami, Florida 33140
               Attention: Christian DeBerdouare, President

15. Headings. Headings in this Agreement are for convenience only not be used to interpret its provisions.

16. Time. For all intents and purposes, time is of the essence with this Agreement.

17. Agreement Not To Hire. The Client understands and appreciates that CRG has invested a tremendous amount of time, energy and expertise in the training of its employees to be able to provide the very service that Client desires. Client further understands that should an employee be enticed to leave, then CRG will be damaged in an amount the parties are incapable of calculating at this time. Therefore, the Client agrees not to offer employment to any employee or subcontractor of CRG, nor to allow any officer or director of Client to offer such employment with Client or any other Company with whom officers and directors of Client are employed or hold a financial stake for a period of three (3) years.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

CORPORATE RELATIONS GROUP, INC.

BY:  /s/ Joseph H. Landis                   BY:  /s/ James W. Spratt III
     -------------------------                   ----------------------------
     Joseph H. Landis                            James W. Spratt III
     President                                   Consultant

CHICKEN KITCHEN CORPORATION

BY:  /s/ Christian DeBerdouare
     -------------------------
     Christian DeBerdouare
     President




                                       3                             _____,_____
                                                                        Initials

                                  EXHIBIT "A"

     The Corporate Relations Services to be provided by CRG for a twelve (12) month period are as follows:

1.   ADVERTISING AND PRINTING SERVICES

          A. MONEY-WORLD MAGAZINE - Lead Generation mailing (150,000 print run per issue.) A four-color magazine will be created of which a four page advertorial will be dedicated to the Client.

               Junior Page advertorial in four (4) separate issues of Money-World Magazine.

          B. GROWTH INDUSTRY REPORT - Four-page, two-color follow-up mail pieces designed for additional informational purposes, that is mailed to Money-World respondents. A total of 10,000 will be printed.

          C. THE CORE BROKER PROGRAM - CRG will produce a core of 8-10 retail brokers, market makers and/or money managers who will take positions in the stock of "Client". This process will begin immediately upon CRG receiving the payment as stipulated in Exhibit "B" and will be completed no later than a month before mailing occurs. Upon completion, selection and approval of the Core Broker Group, CRG will arrange a Core Broker meeting, which will include a show and tell from the top management of the "Client" in training of these core brokers.

          D. Public relations exposure to newsletter writers, trade and financial publications. The Client shall be totally responsible for all travel expenses for the purpose of due diligence of the Company by financial newsletter writers and/or brokers. The Client will have total pre-approval rights on these trips.

          E. Inclusion as a featured "Lead Generator of the Month" in CONFIDENTIAL FAX ALERT, a newsletter transmitted by fax to over 5,000 Brokers.

          F. Preparation of a Broker Bullet Sheet to be sent to every broker who shows interest in working the leads and the stock.

          G. Lead Tracking Summary maintained for all response leads generated and provided to the "Client" upon request.

          H. Press releases - Up to four (4) press releases included which may be extended at the option of the "Client", at the Client's expense.

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                                                              Initials

          I. Road Shows - Locations to be determined. Client will cover all expenses of Road Shows. Client will have prior approval of those expenses.

          J. Advertising on Money-World web site for a period of 60 days (the advertising will parallel the four (4)-page advertorial in Money-World Magazine).

               Introduction to our web site company. Additional assistance is available to the Client related to web site development and maintenance.

          K. CRG will distribute at its cost the due diligence packages to all inquiring brokers. The Client shall supply the necessary materials for this package.

          L. CRG targets a minimum of 3% return of qualified investor leads specifically generated for the Company.

          M.   Assistance in reviewing documentation to be sent to brokers.

          N.   Advice on mergers and acquisitions. (At Client's request only)

          O.   "Client" agrees to send CRG, DTC sheets on a weekly basis.

          P. "Client" agrees to provide CRG with a complete shareholders list on a semi-annual basis.

          Q.   "Client" agrees to provide CRG with a list of Blue Sky states.

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                                                                  Initials

                                  EXHIBIT "B"
                               PAYMENT AGREEMENT
                              made by and between

                          CHICKEN KITCHEN CORPORATION

                                      and

                        CORPORATE RELATIONS GROUP, INC.

THIS AGREEMENT is made this 25th day of August, 1997, and will serve as confirmation of payment terms for services to be provided CHICKEN KITCHEN ("CLIENT") CORP. whereby CORPORATE RELATIONS GROUP, INC. ("CRG") has agreed to perform said services as defined in the "Lead Generation/Corporate Relations Agreement."

                                     TERMS

A.       CLIENT will pay to CRG, FIVE HUNDRED FIFTY THOUSAND DOLLARS ($550,000
         U.S. cy).

B. This Agreement is subject to compliance with the rules of the Exchanges and Securities Commissions on which Client is listed and registered.

C. IT IS UNDERSTOOD AND AGREED BY AND BETWEEN THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. CRG WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN ITS PERFORMANCE UNDER THIS AGREEMENT PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

D. In the event of termination of this Agreement by the Client, CRG shall be fully released and forever discharged by the Client from any further obligations or liabilities after proving such mitigating damages with respect to the "Lead Generation/Corporate Relations Agreement", with the exception of liabilities arising from CRG's own negligence, during the term of this Agreement. Concurrently, Client shall be fully released and forever discharged by CRG from any and all obligations of further payments or liabilities with respect to the "Lead Generation/Corporate Relations Agreement." This release in no way affects paragraph 7, page 2 of the "Lead Generation/Corporate Relations Agreement."

E. Share shall be made free trading through the registration that is mutually agreed upon by the "Client's" attorney and CRG's attorney.

                                                                      ____,_____
                                                                       Initials

F.       Client shall issue options to CRG as outlined below.

         Amount            Price    Duration
         ------            -----    --------
         100,000 shares at $1.75    One (1) year from the date of this Agreement
         100,000 shares at $2.10    Two (2) years from the date of this Agreement
         100,000 shares at $2.45    Three (3) years from the date of this Agreement
         100,000 shares at $2.80    Four (4) years from the date of this Agreement
         100,000 shares at $3.50    Five (5) years from the date of this Agreement.

G. The Client further agrees to issue immediately at no cost to CRG, 100,000 Common Shares of 144 Restricted Stock, (1) the shares shall be returned in full if the Client completes the appropriate registration allowing CRG to exercise its options within 90 days from the signing of this contract; (2) Should the Company fail to affect the appropriate registration within the aforementioned time, the Company and CRG agree that CRG shall be entitled to keep all 100,000 shares of 144 Restricted Stock and the shares will become the property of CRG and be considered additional payment of this agreement. It is further agreed that CRG will have piggyback registration rights to register the aforementioned stock on any future registration at the Company's expense.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


CORPORATE RELATIONS GROUP, INC.


BY: /s/ Joseph H. Landis
    --------------------------------        ------------------------------------
    Joseph H. Landis                                      Witness
    President



BY: /s/ James W. Spratt III
    --------------------------------        ------------------------------------
    James W. Spratt III                                   Witness
    Consultant


CHICKEN KITCHEN CORPORATION


BY: /s/ Christian DeBerdouare               /s/ David Krasna
    --------------------------------        ------------------------------------
    Christian DeBerdouare                                 Witness
    President                                  David Krasna, Vice President
                                               Chicken Kitchen Corporation

                                                                      ____,_____
                                                                       Initials

                                  EXHIBIT "C"

CHICKEN KITCHEN CORPORATION hereby designates the following person or persons to act on its behalf for purposes of signing off on all copies pursuant to Paragraph 4 of this Corporate Relations Agreement. CRG may rely upon the signature of any of the following:



CHICKEN KITCHEN CORPORATION



/s/ Christian DeBerdouare                    Christian DeBerdouare
-----------------------------                -----------------------------
Christian DeBerdouare                        Christian DeBerdouare
Director                                     Director



/s/ Christian DeBerdouare                    Christian DeBerdouare
-----------------------------                -----------------------------
Christian DeBerdouare                        Christian DeBerdouare
President                                    President



/s/ Christian DeBerdouare                    Christian DeBerdouare
-----------------------------                -----------------------------
Christian DeBerdouare                        Christian DeBerdouare
Vice President                               Vice President

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                                                              Initials

                         CREATIVE DEVELOPMENT AGREEMENT

         THIS AGREEMENT is made this 25th day of August, 1997, between ARROW MARKETING INC., a Florida corporation, (hereinafter "Arrow") and CHICKEN KITCHEN CORPORATION, (hereinafter "the Client").

                                    RECITALS

         1. The Client wishes to retain ARROW MARKETING INC. to provide certain creative services for integration in the Lead Generation/Corporate Relations campaign for the Client to be run by CRG.

         2. Arrow Marketing is willing to provide such creative services as are more fully described below.

         NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

         DUE DILIGENCE PACKAGE

         1. That Arrow Marketing will write, design, and supervise production of 500 packages of creative materials for use by CRG to use in a campaign for the Client company. This package shall include:

            (a) 8-12 page color brochure.

            (b) Logo folder.

            (c) Customized mailing envelope, with Corporate Relations Group
                Logo.

            (d) Four (4) inserts:

                  Chairman's or President's letter
                  3 Financial charts
                  Management bio
                  Reprint of one year past press releases

            (3) Investment Sector Report.

                  8-12 page analyst type report on your company

         2. The Client, in turn, shall pay Arrow Marketing, Inc. the sum of Seventy-Five Thousand and 00/100 Dollars, U.S. ($75,000.00) for the total package described above.


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                                                                       Initials

         3. The Client understands and agrees that the project price of $75,000.00, to be paid to Arrow Marketing prior to inception of the project, does not include photography, shipping, D.H.L. and any travel and accommodations to perform needed services. If the Client has professional photography and art work already done, Arrow will integrate that photography and art work into the campaign to lower the Client's photography costs. The Client further understands and agrees that if photography is needed, the Client will be quoted and billed directly for this.

         4. The Client agrees to grant access to Arrow Marketing personnel corporate and promotional materials and management interviews and to fully cooperate in the due diligence process.

         5. The Client covenants and warrants that any information submitted for dissemination will be truthful, accurate, in compliance with all copyright laws and all other applicable laws and regulations and will not be submitted in connection with any improper or illegal act or deed.

         6. The Client further understands that it will be billed at cost for telephone, Federal Express, postage and all campaign related expenses.

         7. The Client will be charged and billed an additional $10,000.00 retainer against which actual wire costs to the news services will be billed.

         8. The parties understand and agree that Arrow Marketing shall prepare proofs and/or tapes of the agreed upon material and information, prior to dissemination, for the Clients review and approval.

            (a) Arrow shall make all corrections and changes that the Client may request.

            (b) All approvals, corrections and change of proofs by the Client shall be signed by a duly authorized representative of the Client.

         9. The Client assumes and claims all responsibility and liability of the content of all information disseminated on behalf of the Client which has been approved by the Client. The Client shall indemnify and hold Arrow harmless from and against all demands, claims or liability arising for any reason due to the context of information disseminated on behalf of the Client. This indemnity shall include any cost incurred by Arrow including, but not limited to, legal fees and expenses incurred both in administrative proceedings, at trial and appellate levels, in settlement of claims and payment of any judgment against Arrow.

         10. This writing contains the entire agreement of the parties. No representations were made or relied upon by either party, other than those expressly set forth herein.



                                       2
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                                                                       Initials

         11. This Agreement's validity, interpretation and performance shall be controlled by and construed under the laws of the State of Florida. The proper venue and jurisdiction shall be the Circuit Court in Orange County, Florida.

         12. In the event of the institution of any legal proceeding or litigation at the trial level or appellate level, with regard to this agreement, the prevailing party shall be entitled to receive from the non-prevailing party all costs, reasonable attorneys fees and expenses.

         13. Notices. All notices or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the representative or company as follows:

                  COMPANY: ARROW MARKETING, INC.
                           1801 Lee Road, Suite 306
                           Winter Park, Florida 32789
                           Attn: Irmgard Dotzauer, President

                  CLIENT:  CHICKEN KITCHEN CORPORATION
                           5415 Collins Ave., Apt. 305
                           Miami, Florida 33140
                           Attn: Christian DeBerdouare, President

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


ARROW MARKETING, INC.


BY: /s/ Irmgard Dotzauer
    --------------------------------
    Irmgard Dotzauer, President


CHICKEN KITCHEN CORPORATION


BY: /s/ Christian DeBerdouare
    --------------------------------
    Christian DeBerdouare, President



                                       3
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                                                                       Initials

                              MONEYWORLD MAGAZINE
                          ADVERTISING INSERT AGREEMENT
                         GULF ATLANTIC PUBLISHING INC.

THIS AGREEMENT is made this 25th day of August, 1997, between GULF ATLANTIC PUBLISHING INC., a Florida corporation (hereinafter "GAP"), and CHICKEN KITCHEN CORPORATION., (HEREINAFTER THE "CLIENT").

                                    RECITALS

1.       The Client wishes to retain GAP for an insert (AD) in MoneyWorld
         Magazine.

2. GAP is willing to provide such services which are more fully described herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1. Furnishing of Information by Client. The Client shall furnish to GAP information about the Client such as copies of disclosure and filing materials, financial statements, business plans, promotional information and background of the Client's officers and directors ("Information Package"). The Client understands that the sole purpose for providing GAP with the Information Package is for utilization in the preparation of the advertorial. GAP is not obligated to assess the financial viability of the Client. GAP may rely on an assume the accuracy of the Information Package.

2. Representations and Warranties of Client. The Client represents that all information furnished to GAP shall disclose all material facts necessary to make statements on behalf of the Client, which shall not be misleading in any way.

3. Covenants of the Client. The Client covenants and warrants that any information submitted for dissemination will be truthful, accurate, in compliance with all copyright laws and all other applicable laws and regulations and will not be submitted in connection with any improper or illegal act or deed.

4. Based on the Information Package, GAP will perform the services more fully described in Exhibit "A", and follow the procedures outlined below 4(a), 4(b), and 4(c).

         (a) Preparation of Proofs. GAP shall prepare proofs of the agreed upon material and information, as set for dissemination, for the Client's review and approval.

         (b) Correction and Changes of Proofs. GAP shall make all corrections and changes that the Client may request.

         (c) Sign Offs. All approvals, corrections and change of proofs by the Client shall be signed by a duly authorized representative of the Client. The Client hereby designates the individual(s) listed in Exhibit "C" hereof as authorized representatives for purposes of paragraphs 4(a), (b) and (c), and GAP may rely upon this designation.


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                                                                       Initials

5.       Compensation. Refer to Exhibit "B".

6. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR FREE TRADING SHARES OF THE COMPANY, SHALL BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. GAP WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN ITS PERFORMANCE UNDER THIS AGREEMENT UNTIL RECEIPT OF PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

7. Assumption of Liability and Indemnification. The Client assumes and claims all responsibility and liability for the content of all information disseminated on behalf of the Client which have been approved by Client. The Client shall indemnify and hold GAP, its subsidiaries, and parent company harmless from and against all demands, claims, or liability arising for any reason, due to the context of information disseminated on behalf of the Client. This indemnity shall include any costs incurred by GAP including, but not limited to, legal fees and expenses incurred, both in administrative proceedings, at trial and appellate levels, in settlement of claims and payment of any judgment against GAP.

8. Assignment and Delegation. Neither party may assign any rights or delegate any duties hereunder without the other party's express prior written consent.

9. Entire Agreement. This writing contains the entire agreement of the parties. No representations are made or relied upon by either party, other than those expressly set forth herein. Furthermore, the Client understands that GAP makes no guarantees, assurances or representations in regard to the results of the running of Advertising in the publication entitled "MoneyWorld" magazine. No agent, employee or other representative of either party is empowered to alter any of the above terms, unless done in writing and signed by an executive officer of the respective parties.

10. Controlling Law and Venue. This Agreement's validity, interpretation and performance shall be controlled by and construed under the laws of the State of Florida. The proper venue and jurisdiction shall be the Circuit Court in Orange County, Florida.

11. Prevailing party. In the event of the institution of any legal proceedings or litigation, at the trial level or appellate level, with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party all costs, reasonable attorney's fees and expenses.

12. Failure to Object not a Waiver. The failure of either party to this Agreement to object to, or to take affirmative action, with respect to any conduct of the other, which is in violation of the terms of this agreement, shall not be construed as a waiver of the violation or breach, or of any future violation, breach, or wrongful conduct.



                                       2
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                                                                       Initials

13. Notices. All notices or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the representative or Company as follows:


         Company: GULF ATLANTIC PUBLISHING INC.
                  1801 Lee Road, Suite 301
                  Winter Park, FL 32789
                  Attention: Joseph H. Landis, President

         CLIENT:  CHICKEN KITCHEN CORPORATION
                  5415 Collins Ave., Suite 305
                  Miami Beach, Florida 33140
                  Attention: Christian DeBerdouare, President

14. Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

15.      Time. For the purposes of this Agreement, time is of the essence.

16. Agreement Not To Hire. The Client understands and appreciates that GAP has invested a tremendous amount of time, energy and expertise in the training of its employees to be able to provide the very service that Client desires. Client further understands that should an employee be enticed to leave, then GAP will be damaged in an amount the parties are incapable of calculating at this time. Therefore, the Client agrees not to offer employment to any employee or subcontractor of GAP, nor to allow any officer or director of Client to offer such employment with Client or any other company with whom officers and directors of Client are employed or hold a financial stake for a period of three (3) years.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.



BY: /s/ Joseph H. Landis
    --------------------------------
    Joseph H. Landis
    President




BY: /s/ Christian DeBerdouare
    --------------------------------
    Christian DeBerdouare
    President

                            ADVERTISING INSERT ORDER

                                  EXHIBIT "A"


I.       ADVERTISING AND PRINTING SERVICES

         A. MONEYWORLD MAGAZINE - Lead Generation mailing (1,000,000 - 1 Million print run total).

                           A minimum Eighteen page, four color magazine will be
                  created with a (select one):

                                    [ ] $ 75,000      Junior Page
                                    [ ] $100,000      1 Page Spread
                                    [X] $200,000      4 Page Spread

                           advertorial dedicated to the Client.

                           Creative concept, color separations, copy work and printing

                           1 Million copies Mailed (of which 30,000 copies will be mailed to brokers).

         B. GROWTH INDUSTRY REPORT - Four page, follow-up mail piece designed for additional informational purposes that is mailed to respondents. This piece will be given to the Client in Final Art Form, for the Client to print and mail to Respondents.

         C. Lead. Tracking Summary maintained for all response leads generated and provided.

         D. Supply company with copies of all inquiries in either, Diskette or Labels.

         E.       Supply company in separate Diskette or Labels, Broker
                  Inquiries.

                                  EXHIBIT "B"
                               PAYMENT AGREEMENT
                              made by and between
                          CHICKEN KITCHEN CORPORATION
                                      and
                         GULF ATLANTIC PUBLISHING INC.


THIS AGREEMENT is made this 23rd day of June, 1997, and will serve as confirmation of payment terms for services to be provided to CHICKEN KITCHEN CORPORATION ("CLIENT") whereby GULF ATLANTIC PUBLISHING INC. ("GAP") has agreed to perform said services as defined in the Advertising Insert Only"


                                     TERMS

A. CLIENT will pay to CORPORATE RELATIONS GROUP, INC. the parent company of GAP, the sum indicated below for the following services. Said payment from the Client will be distributed to GAP:

                 [ ] $ 75,000      Junior Page
                 [ ] $100,000      1 Page Spread
                 [X] $200,000      4 Page Spread

B. This Agreement is subject to compliance with the rules of the Securities and Exchange Commissions on which the Client is listed and registered.

C. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. GAP WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN ITS PERFORMANCE UNDER THIS AGREEMENT, PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

D. In the event of termination of the Agreement by Client, GAP shall be fully released and forever discharged by Client from any further obligations or liabilities with respect to the Advertising Insert and any results therefrom, save and except liabilities arising from GAP's own negligence during the term of this Agreement. Concurrently, Client shall be fully released and forever discharged by GAP from any and all obligations of further payments or liabilities with respect to the "Advertising Insert." This release in no way affects paragraph 7, page 2 of the "Advertising Insert."

E. Shares shall be made free trading through the registration that is mutually agreed upon by the Company's attorney and GAP's attorney.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.



BY: /s/ Joseph H. Landis
    --------------------------------
    Joseph H. Landis
    President



BY: /s/ Christian DeBerdouare
    --------------------------------
    Christian DeBerdouare
    President




                                       5
                                                                      ____,_____
                                                                       Initials

                                  EXHIBIT "C"

CHICKEN KITCHEN CORPORATION hereby designates the following person or persons to act on its behalf for purposes of signing off on all copies pursuant to Paragraph 4 of this Advertising Insert. GAP may rely upon the signature of any of the following:



BY: /s/ Christian DeBerdouare               Christian DeBerdouare
    --------------------------------        ------------------------------------
    Christian DeBerdouare                   Christian DeBerdouare
    Director                                Director


BY: /s/ Christian DeBerdouare               Christian DeBerdouare
    --------------------------------        ------------------------------------
    Christian DeBerdouare                   Christian DeBerdouare
    President                               President


BY: /s/ Christian DeBerdouare               Christian DeBerdouare
    --------------------------------        ------------------------------------
    Christian DeBerdouare                   Christian DeBerdouare
    Vice President                          Vice President